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                                                                      EXHIBIT 21

                    LIST OF THE SUBSIDIARIES OF THE COMPANY

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
Poland Communications, Inc.................................................  New York
At Entertainment Limited...................................................  United Kingdom
Poland Cablevision (Netherlands) B.V.......................................  Netherlands
Polska Telewizja Kablowa S.A...............................................  Poland
Polska Telewizja Kablowa -- Warszawa S.A...................................  Poland
Polska Telewizja Kablowa -- Krakow S.A.....................................  Poland
Polska Telewizja Kablowa -- Ryntronik S.A..................................  Poland
Polska Telewizja Kablowa -- Lublin S.A.....................................  Poland
Polska Telewizja Kablowa -- Szczecin Sp. z o.o. ...........................  Poland
Poltelkab Sp. z o.o........................................................  Poland
TV SAT Ursus Sp. z o.o. ...................................................  Poland
TV KABEL Sp. z o.o. .......................................................  Poland
Telkat Sp. z o.o. .........................................................  Poland
ETV Sp. z o.o. ............................................................  Poland
Kolor Sat Sp. z o.o. ......................................................  Poland
Opolskie TT S.A............................................................  Poland
Czestochowska..............................................................  Poland
Szczecinska TK Sp. z o.o. .................................................  Poland
Otwocka TK Sp. z o.o. .....................................................  Poland
ProCable Sp. z o.o. .......................................................  Poland
Polskie Media S.A. ........................................................  Poland
Mozaic Entertainment Sp. z o.o. ...........................................  Poland
Ground Zero Media Sp. z o.o. ..............................................  Poland
Telewizja Kablowa GOSAT-Service Sp. z o.o. ................................  Poland
Mozaic, Inc................................................................  Delaware
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